    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 1, 1997


                                                      REGISTRATION NO. 333-35325
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2
                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                            WORLD COLOR PRESS, INC.
             (Exact name of registrant as specified in its charter)

                           DELAWARE                                                       37-1167902
               (State or Other Jurisdiction of                                         (I.R.S. Employer
                Incorporation or Organization)                                       Identification No.)

                            ------------------------

                           THE MILL                                                JENNIFER L. ADAMS, ESQ.
                     340 PEMBERWICK ROAD                                  EXECUTIVE VICE PRESIDENT, CHIEF LEGAL AND
                 GREENWICH, CONNECTICUT 06831                                ADMINISTRATIVE OFFICER AND SECRETARY
                        (203) 532-4200                                             WORLD COLOR PRESS, INC.
         (Address, Including Zip Code, and Telephone                                       THE MILL
         Number, Including Area Code, of Registrant's                                340 PEMBERWICK ROAD
                 Principal Executive Offices)                                    GREENWICH, CONNECTICUT 06831
                                                                                        (203) 532-4200
                                                                           (Name, Address, Including Zip Code, and
                                                                            Telephone Number, Including Area Code,
                                                                                    of Agent for Service)

                            ------------------------

                                   COPIES TO:

             STEVEN DELLA ROCCA, ESQ.                              MARK C. SMITH, ESQ.
                 LATHAM & WATKINS                        SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
           885 THIRD AVENUE, SUITE 1000                              919 THIRD AVENUE
             NEW YORK, NEW YORK 10022                            NEW YORK, NEW YORK 10022
                  (212) 906-1200                                      (212) 735-3000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
------------

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    The following table sets forth the expenses expected to be incurred in connection with the issuance and distribution of Notes registered hereby, all of which expenses, except for the Commission registration fee, the National Association of Securities Dealers, Inc. filing fee and the New York Stock Exchange listing application fee, are estimates:


DESCRIPTION                                                                          AMOUNT
--------------------------------------------------------------------------------  ------------
Securities and Exchange Commission registration fee.............................  $  38,333.33
National Association of Securities Dealers, Inc. filing fee.....................     13,150.00
New York Stock Exchange listing application fee.................................       *
Accounting fees and expenses....................................................       *
Legal fees and expenses.........................................................       *
Printing and engraving fees and expenses........................................       --
Blue Sky fees and expenses......................................................       *
Trustee fees and expenses.......................................................       *
Miscellaneous expenses..........................................................       *
                                                                                  ------------
      Total.....................................................................       *
                                                                                  ------------
                                                                                  ------------


------------------------

*   To be completed by amendment.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    The Company is a Delaware corporation. Reference is made to Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL"), which enables a corporation in its original certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director for violations of the director's fiduciary duty, except (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payments of dividends of unlawful stock purchase or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

    Reference is also made to Section 145 of the DGCL, which provides that a corporation may indemnify any person, including an officer or director, who is, or is threatened to be made, party to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer, director, employee or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer, director, employee or agent acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the corporation's best interest and, for criminal proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify any officer or director in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses that such officer or director actually and reasonably incurred.

    Article VIII of the Amended and Restated By-laws of the Company (filed as
Exhibit 3.1)) provides for indemnification of the officers and directors to the full extent permitted by applicable law.

    The limited partnership agreements pursuant to which APC Associates, L.P., GR Associates, L.P., WCP Associates, L.P. and KKR Partners II, L.P. were organized provide that such partnerships shall indemnify and hold harmless KKR Associates, L.P., the general partner of each of such partnerships, against any action, suit or proceeding to which it may be made a party or otherwise involved or with which it shall be threatened by reason of its being the general partner of such partnership except for liability arising out of any act or omission of the general partner judicially determined to have been grossly negligent, fraudulent or to have constituted wilful misconduct. The limited partnership agreement of KKR Associates, L.P. provides substantially identical indemnity to its general partners, which include, among others, Henry R. Kravis, George R. Roberts and Scott M. Stuart, each of whom is a director of the Company.

    Mr. Armstrong is indemnified for liabilities arising prior to February 2, 1996, pursuant to Merrill Lynch & Co.'s corporate charter which provides that, to the extent he is not so indemnified by the Company, Mr. Armstrong will be indemnified by Merrill Lynch & Co., in his capacity as a director of World Color Press, Inc., to the fullest extent permitted by Delaware law.

ITEM 16. EXHIBITS.

    (a) Exhibits:

    The following exhibits are filed pursuant to Item 601 of Regulation S-K.


 EXHIBIT
   NO.                                                  DESCRIPTION
---------  ------------------------------------------------------------------------------------------------------
    *1.1   Form of Underwriting Agreement.
     3.1   Amended and Restated Certificate of Incorporation of World Color Press, Inc., incorporated by reference to Exhibit 3.1 to World Color's Registration Statement on Form S-1 (No. 33-99676) under the Securities Act.
     3.2   Amended and Restated By-Laws of World Color Press, Inc., incorporated by reference to Exhibit 3.2 to
             World Color's Annual Report on Form 10-K for the fiscal year ended December 29, 1996.
     4.1   Indenture (the "Senior Subordinated Note Indenture") between World Color and First Trust National
             Association, as trustee, relating to World Color's 9 1/8% Senior Subordinated Notes due 2003,
             incorporated by reference to Exhibit 4.1 to World Color's Annual Report on Form 10-K for the fiscal year ended December 26, 1993.
     4.2   Specimen of 9 1/8% Senior Subordinated Notes due 2003 (included in the Senior Subordinated Note
             Indenture incorporated by reference as Exhibit 4.1).
    *4.3   Form of Indenture between World Color Press, Inc. and State Street Bank and Trust Company, as Trustee.
    *4.4   Form of    % Convertible Senior Subordinated Note due 2007 (included in Exhibit 4.3).
    *5.1   Opinion of Latham & Watkins regarding the legality of the securities being registered.
   +12.1   Statement re: computation of ratios.
   +23.1   Consent of Deloitte & Touche LLP.
   *23.2   Consent of Latham & Watkins (included in Exhibit 5.1 hereto).
   *24.1   Powers of Attorney (included above the signature block to the Registration Statement).
   *25.1   Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of State
             Street Bank and Trust Company, as Trustee.


------------------------


 *  Filed herewith.


+   Previously filed.

ITEM 17. UNDERTAKINGS.

    (a) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    (c) The undersigned Registrant hereby undertakes that:

        (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be a part of this Registration Statement as of the time it was declared effective.

        (2) For purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, State of Connecticut on October 1, 1997.


                                WORLD COLOR PRESS, INC.

                                BY:            /S/ JENNIFER L. ADAMS
                                     ------------------------------------------
                                                 Jennifer L. Adams
                                             EXECUTIVE VICE PRESIDENT,
                                     CHIEF LEGAL AND ADMINISTRATIVE OFFICER AND
                                                     SECRETARY

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Jennifer L. Adams, Robert
G. Burton and Thomas M. Pierno, and each one of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement (including post effective amendments), and to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                       TITLE                         DATE
------------------------------------------------------  ---------------------------------  ----------------------

                          *                             Chairman of the Board of
     -------------------------------------------          Directors, President and Chief
                   Robert G. Burton                       Executive Officer (Principal
                                                          Executive Officer)
                          *                             President of Manufacturing and
     -------------------------------------------          Director
                  Michael W. Harris

                          *                             Executive Vice President, Chief
     -------------------------------------------          Financial Officer (Principal
                   Thomas M. Pierno                       Financial Officer and Principal
                                                          Accounting Officer)

                      SIGNATURE                                       TITLE                         DATE
------------------------------------------------------  ---------------------------------  ----------------------

                          *                             Group President, Sales and Chief
     -------------------------------------------          Operating Officer and Director
                    Marc L. Reisch

                          *                             Director
     -------------------------------------------
                 Gerald S. Armstrong

                          *                             Director
     -------------------------------------------
                 Dr. Mark J. Griffin

                          *                             Director
     -------------------------------------------
                   Henry R. Kravis

                          *                             Director
     -------------------------------------------
                 Alexander Navab, Jr.

                          *                             Director
     -------------------------------------------
                  George R. Roberts

                          *                             Director
     -------------------------------------------
                   Scott M. Stuart

           *By:       /s/ JENNIFER L. ADAMS
     -------------------------------------------
                 As Attorney in Fact

                                 EXHIBIT INDEX


 EXHIBIT
   NO.                                                  DESCRIPTION
---------  ------------------------------------------------------------------------------------------------------
    *1.1   Form of Underwriting Agreement.
     3.1   Amended and Restated Certificate of Incorporation of World Color Press, Inc., incorporated by reference to Exhibit 3.1 to World Color's Registration Statement on Form S-1 (No. 33-99676) under the Securities Act.
     3.2   Amended and Restated By-Laws of World Color Press, Inc., incorporated by reference to Exhibit 3.2 to
             World Color's Annual Report on Form 10-K for the fiscal year ended December 29, 1996.
     4.1   Indenture (the "Senior Subordinated Note Indenture") between World Color and First Trust National
             Association, as trustee, relating to World Color's 9 1/8% Senior Subordinated Notes due 2003,
             incorporated by reference to Exhibit 4.1 to World Color's Annual Report on Form 10-K for the fiscal year ended December 26, 1993.
     4.2   Specimen of 9 1/8% Senior Subordinated Notes due 2003 (included in the Senior Subordinated Note
             Indenture incorporated by reference as Exhibit 4.1).
    *4.3   Form of Indenture between World Color Press, Inc. and State Street Bank and Trust Company, as Trustee.
    *4.4   Form of    % Convertible Senior Subordinated Note due 2007 (included in Exhibit 4.3).
    *5.1   Opinion of Latham & Watkins regarding the legality of the securities being registered.
   +12.1   Statement re: computation of ratios.
   +23.1   Consent of Deloitte & Touche LLP.
   *23.2   Consent of Latham & Watkins (included in Exhibit 5.1 hereto).
   *24.1   Powers of Attorney (included above the signature block to the Registration Statement).
   *25.1   Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of State
             Street Bank and Trust Company, as Trustee.


------------------------


 *  Filed herewith.


+   Previously filed.